As filed with the Securities and Exchange Commission on August 21, 1995

                                                  Registration No. 33-

- -------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   ----------------------------------------

                                   FORM S-8
                            registration statement
                                    Under
                          THE SECURITIES ACT OF 1933

                   ----------------------------------------

                      FIDELITY NATIONAL FINANCIAL, INC.
            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                         86-0498599
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)

17911 Von Karman Avenue, Irvine, California                  92714
 (Address of Principal Executive Offices)                  (Zip Code)

                      FIDELITY NATIONAL FINANCIAL, INC.
                      1987 EMPLOYEE STOCK PURCHASE PLAN
                           (Full Title of the Plan)

      M'Liss Jones Kane                              (714) 622-4333
      Senior Vice President                        (Telephone Number,
      Corporate Counsel                           including Area Code,
      17911 Von Karman Ave., #300                 of Agent For Service)
      Irvine, California 92714
(Name and Address of Agent For Service)


- --------------------------------------------------------------------------------------------
                       CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------------------
Title of securities    Amount to be     Proposed maximum   Proposed maximum     Amount of
to be registered       registered(1)    offering price     aggregate            registration
                                        per share(2)       offering price(2)    fee
- --------------------------------------------------------------------------------------------
Common Stock,           1,875,000            $12.625         $23,671,875           $8,612
par value $.0001
per share (Under the
Fidelity National
Financial, Inc.
1987 Employee
Stock Purchase
Plan)
- --------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Registrant's 1987
        Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Fidelity National Financial, Inc.

(2) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) of the Securities Act of 1933, based on the Average of the high and low prices of a share of Common Stock of the Registrant on the New York Stock Exchange on August 17, 1995.





                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.         INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Fidelity National Financial, Inc. (the "Company"), are incorported herein by reference:

        (a) The registration statement on Form S-8, File No. 33-15008, the registration statement on Form S-8, File No. 33-15027, the registration statement on Form S-8, File No. 33-45709, and the registration statement on Form S-8, File No. 33-64836, which were heretofore filed by the Registrant with the Securities and Exchange Commission on June 5, 1987, December 29, 1989, February 13, 1992, and June 23, 1993 respectively, pursuant to the Securities Act of 1933, as amended.

        (b) The Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1994, filed pursuant to
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

        All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

        Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.         DESCRIPTION OF SECURITIES.

                Not applicable.

ITEM 5.         INTERESTS OF NAMED EXPERTS AND COUNSEL.

                Not applicable.

ITEM 6.         INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law") provides for the indemnification of directors and officers under certain circumstances, as therein set forth.

                The Company's By-laws provide that the Company shall indemnify its officers and directors in the manner and to the fullest extent permitted by the Delaware Law.

                The above discussion of the Company's Bylaws and of the Delaware Law is not intended to be exhaustive and is respectively qualified in its entirety by such Bylaws and the Delaware Law.

ITEM 7.         EXEMPTION FROM REGISTRATION CLAIMED.

                Not applicable.

ITEM 8.         EXHIBITS.

EXHIBIT         DESCRIPTION OF EXHIBIT
NUMBER          ----------------------
- -------

4(a) Certificate of Incorporation of the Company, with Amendments, incorporated by reference from Form S-1, Registration
                No. 33-11321.

4(b) Amendment to Article FOURTH of Certificate of Incorporation of the Company dated February 2, 1989 and approved by the Stockholders of the Company on March 24, 1989, incorporated by reference from Form 10-K filed January 29, 1990.

4(c) Amendment to Article FOURTH of Certificate of Incorporation of the Company dated June 10, 1992 and approved by the stockholders of the Company on July 15, 1992, incorporated by reference from Proxy Statement on Schedule 14A dated June 17, 1992.

4(d) Amendment to Article FOURTH of Certificate of Incorporation of the Company dated June 15, 1993, and approved by the stockholders of the Company on June 15, 1993, incorporated by reference from Proxy Statement on Schedule 14A dated May 5, 1993.

4(e) ByLaws of Registrant with Amendments, incorporated by reference from Form S-1, Registration No. 33-11321.

4(f) Amendment to Article VII, Section 7 of the Bylaws of Registrant dated April 22, 1988, incorporated by reference from Form 10-K filed January 29, 1990.

4(g) Amendment to Article III, Section 3(d) of the Bylaws of Registrant dated September 14, 1991, incorporated by reference from Form 10-K filed March 29, 1993.

4(h) Amendment to Article II, Section 1(b) of the Bylaws of Registrant dated October 29, 1991, incorporated by reference from Form 10-K filed March 29, 1993.

4(i) Amendment to Article II, Section 1(b) of the Bylaws of Registrant dated December 10, 1991, incorporated by reference from Form 10-K filed March 29, 1993.

4(j) Amendment to Article IV, Sections 1(a) and (b) and Section 4 of the Bylaws of Registrant dated June 9, 1992, incorporated by reference from Form 10-K filed March 29, 1993.

*5 Opinion and consent of M'Liss Jones Kane as to the legality of the securities being registered.

*23(a) Consent of M'Liss Jones Kane (included in her opinion filed as Exhibit 5).

*23(b)          Consent of KPMG Peat Marwick LLP.

*24 Power of Attormey. Reference is made to page II-6 of this Registration Statement.

*99(a)          Fidelity National Financial, Inc. 1987 Employee Stock Purchase
                Plan.

- ----------------
*Filed herewith.

ITEM 9.         UNDERTAKINGS.

        The Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1993, as amended (the "Act"),

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (I) and (ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 of Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Exchange Act and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnmification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on August 18, 1995.



                                           FIDELITY NATIONAL FINANCIAL, INC.



                                           By: /s/ WILLIAM P. FOLEY, II
                                               ------------------------------
                                               William P. Foley, II
                                               Chief Executive Officer


                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of William P. Foley, II and Frank P. Willey his true and lawful attorney-in-fact and agent, each with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and the foregoing Power of Attorney have been signed on
August   , 1995, by the following persons in the capacities indicated.

             SIGNATURES                                 TITLE

/s/  WILLIAM P. FOLEY, II
- -------------------------                       Chairman of the Board,
William P. Foley, II                            Chief Executive Officer
                                                (Principal Executive Officer)

/s/  FRANK P. WILLEY
- -------------------------                       President and Director
Frank P. Willey

/s/ CARL A. STRUNK
- ------------------------                        Executive Vice President and
Carl A. Strunk                                  Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

/s/ WILLIAM A. IMPARATO
- ------------------------                        Director
William A. Imparato

/s/ DONALD M. KOLL
- ------------------------                        Director
Donald M. Koll

/s/ DANIEL D. (RON) LANE
- ------------------------                        Director
Daniel D. (Ron) Lane

/s/ STEPHEN C. MAHOOD
- ------------------------                        Director
Stephen C. Mahood

/s/ J. THOMAS TALBOT
- ------------------------                        Director
J. Thomas Talbot

/s/ CARY H. THOMPSON
- ------------------------                        Director
Cary H. Thompson

                                EXHIBIT INDEX


EXHIBIT         DESCRIPTION OF EXHIBIT
NUMBER          ----------------------
- -------

4(a) Certificate of Incorporation of the Company, with Amendments, incorporated by reference from Form S-1, Registration
                No. 33-11321.

4(b) Amendment to Article FOURTH of Certificate of Incorporation of the Company dated February 2, 1989 and approved by the Stockholders of the Company on March 24, 1989, incorporated by reference from Form 10-K filed January 29, 1990.

4(c) Amendment to Article FOURTH of Certificate of Incorporation of the Company dated June 10, 1992 and approved by the stockholders of the Company on July 15, 1992, incorporated by reference from Proxy Statement on Schedule 14A dated June 17, 1992.

4(d) Amendment to Article FOURTH of Certificate of Incorporation of the Company dated June 15, 1993, and approved by the stockholders of the Company on June 15, 1993, incorporated by reference from Proxy Statement on Schedule 14A dated May 5, 1993.

4(e) ByLaws of Registrant with Amendments, incorporated by reference from Form S-1, Registration No. 33-11321.

4(f) Amendment to Article VII, Section 7 of the Bylaws of Registrant dated April 22, 1988, incorporated by reference from Form 10-K filed January 29, 1990.

4(g) Amendment to Article III, Section 3(d) of the Bylaws of Registrant dated September 14, 1991, incorporated by reference from Form 10-K filed March 29, 1993.

4(h) Amendment to Article II, Section 1(b) of the Bylaws of Registrant dated October 29, 1991, incorporated by reference from Form 10-K filed March 29, 1993.

4(i) Amendment to Article II, Section 1(b) of the Bylaws of Registrant dated December 10, 1991, incorporated by reference from Form 10-K filed March 29, 1993.

4(j) Amendment to Article IV, Sections 1(a) and (b) and Section 4 of the Bylaws of Registration dated June 9, 1992, incorporated by reference from Form 10-K filed March 29, 1993.

*5 Opinion and consent of M'Liss Jones Kane as to the legality of the securities being registered.

*23(a) Consent of M'Liss Jones Kane (included in her opinion filed as Exhibit 5).

*23(b)          Consent of KPMG Peat Marwick LLP.

*24 Power of Attorney. Reference is made to page II-6 of this Registration Statement.

*99(a)          Fidelity National Financial, Inc. 1987 Employee Stock Purchase
                Plan.

- ------------------
*Filed herewith.